UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 5, 2007
                                                 ____________________________


                      Peoples Community Bancorp, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Maryland                        000-29949                          31-1686242
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



6100 West Chester Road, West Chester, Ohio                              45069
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code     (513) 870-3530
                                                    _________________________


                              Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ____________

     On September 5, 2007, Peoples Community Bancorp, Inc. (the "Company") issued a press release announcing a cash dividend of $0.15 per share on the Company's common stock payable on September 30, 2007 to stockholders of record on September 15, 2007.

     For additional information, reference is made to the Company's press release dated September 5, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibits are included with this Report:

           Exhibit No.      Description
           ______________   ________________________________________________
           99.1             Press Release, dated September 5, 2007


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PEOPLES COMMUNITY BANCORP, INC.



Date: September 6, 2007             By: /s/ Jerry D. Williams
                                        _____________________________________
                                        Jerry D. Williams
                                        President and Chief Executive Officer


                               EXHIBIT INDEX


          Exhibit No.      Description
          ______________   __________________________________________________
          99.1             Press Release, dated September 5, 2007